UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934

                        Date of Report: October 29, 2003
               (Date of earliest event reported: October 29, 2003)

                              CENTURY CASINOS, INC.
             (Exact Name of Registrant as specified in its charter)

     Delaware                       0-22290                 84-1271317
 (State or other jurisdiction     (Commission             (I.R.S. Employer
       of incorporation)          File Number)            Identification Number)


                200-220 E. Bennett Avenue Cripple Creek, CO 80813
               (Address of principal executive offices) (Zip Code)

        Registrant's telephone number, including area code: 719-689-9100


Item 12:  Results of Operations and Financial Condition.

     On October 29, 2003, the Company posted to its website a presentation of the Review of Financial Results of Operations and Financial Condition as of and for the period ended September 30, 2003, as a complementary presentation of its Third Quarter 2003 Form 10-Q and Earnings Release. The presentation may be accessed free of charge at www.centurycasinos.com, under the Investor Relations heading.


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                             Century Casinos, Inc.
                                             (Registrant)


Date:  October 29, 2003                  By : /s/ Larry Hannappel

                                              Larry Hannappel,
                                              Chief Accounting Officer